UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 9, 2025 (May 7, 2025)

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41048	86-2581754
(State or other jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

400 W. Morse Boulevard, Suite 220
Winter Park, FL 32789

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (321) 972-1583

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	OTC Pink: IRRXU	N/A
Class A common stock, par value $0.0001	OTC Pink: IRRX	N/A
Warrants	OTC Pink: IRRXW	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

Offtake Agreement

As previously disclosed, on August 12, 2024, Integrated Rail and Resources Acquisition Corp., a Delaware corporation (“SPAC”) entered into an Agreement and Plan of Merger (as amended by that certain Amendment to and Waiver of Agreement and Plan of Merger, dated November 8, 2024, as further amended by that certain Second Amendment to Agreement and Plan of Merger, dated December 31, 2024, and as further amended by that certain Waiver to Agreement and Plan of Merger, dated April 30, 2025, the “Merger Agreement”) by and among SPAC, Uinta Infrastructure Group Corp., a Delaware corporation (the “Company”), and the other parties thereto (the Merger Agreement, and the transaction contemplated thereby, the “Business Combination”).

As previously disclosed, on November 6, 2024, SPAC entered into a non-binding letter of intent for a crude supply and offtake agreement with Shell Trading (US) Company (“STUSCO”), the commencement of which is conditioned upon, among other things, the closing of the Business Combination.

On May 7, 2025, SPAC entered into a Crude Oil Supply, Offtake, and Processing Agreement with STUSCO (the “Offtake Agreement”). Under the agreement, STUSCO will be the exclusive supplier of crude oil to SPAC’s Vernal, Utah facility, and the exclusive purchaser of refined products from the facility, for an initial term of seven years following commencement of operations, with automatic two-year renewal periods thereafter unless terminated by STUSCO. SPAC is responsible for the restoration and operation of the facility at its own cost and risk, and must meet certain conditions precedent, including completion of construction and regulatory approvals, before the agreement becomes fully effective. The agreement provides for pricing based on published market indices with fixed differentials and includes provisions addressing exclusivity, right of first refusal on facility expansions, most favored nation terms, and customary termination, force majeure, and indemnification clauses.

The foregoing summary of the Offtake Agreement does not purport to be complete and is qualified in its entirety by reference to the Offtake Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated by reference herein.

Forward-Looking Statements

The information in this current report on Form 8-K includes “forward-looking statements” within the meaning of the federal securities laws with respect to the proposed transaction between the Company and SPAC. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts regarding the Company’s business, net proceeds from the proposed transaction, potential benefits of the proposed transaction and the potential success of the Company’s market and growth strategies, and expectations related to the terms and timing of the proposed transaction. These statements are based on various assumptions and on the current expectations of SPAC and the Company’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of SPAC and the Company. These forward-looking statements are subject to a number of risks and uncertainties, including: (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the risk that the proposed transaction may not be completed by SPAC ‘s Business Combination deadline and the potential failure to obtain an extension of the Business Combination deadline if sought by SPAC; (iii) the failure to satisfy the conditions to the consummation of the proposed transaction, including the approval of the proposed transaction by the stockholders of SPAC and the receipt of certain governmental and regulatory approvals; (iv) the failure to realize the anticipated benefits of the proposed transaction; (v) the effect of the announcement or pendency of the proposed transaction on the Company’s business relationships, performance, and business generally; (vi) the outcome of any legal proceedings that may be instituted against SPAC or the Company related to the Merger Agreement or the Business Combination; (vii) the ability to address the market opportunity for the Company’s products and services; (viii) the risk that the proposed transaction may not generate the expected net proceeds for the combined company; (ix) the ability to implement business plans and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities; (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; (xi) the risk of downturns, new entrants and a changing regulatory landscape in the highly competitive industry in which the Company operates; and (xii) those factors discussed in SPAC’s filings with the SEC under the headings “Risk Factors,” and other documents of SPAC filed, or to be filed, with the SEC. If any of these risks materialize or the Company’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither SPAC nor the Company presently know or that SPAC and the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect SPAC’s and the Company’s expectations, plans or forecasts of future events and views as of the date of this report. While SPAC and the Company may elect to update these forward-looking statements at some point in the future, each specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing SPAC’s and the Company’s assessments as of any date subsequent to the date of this press report. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current Report on Form 8-K:

Exhibit No.	Exhibit Title or Description
10.1*	Offtake Agreement, dated May 7, 2025
99.1	Press Release, dated May 9, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*	Pursuant to Regulation S-K Item 601(b)(10)(iv), certain information contained in this Exhibit has been redacted as indicated therein. The Registrant agrees to furnish, supplementally, an unredacted copy of the Exhibit to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED RAIL AND RESOURCES ACQUISITION CORP.

Dated: May 9, 2025	By:	/s/ Mark A. Michel
	Name:	Mark A. Michel
	Title:	Chief Executive Officer

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